SUMMARY
Total Number of Loans: 5,334.00
Total Outstanding Loan Balance: 268,634,084.59
Average Drawn Balance: 50,362.60
Average Credit Limit: 59,956.44
Average Credit Limit Utilization Rate: 84.00
Current WA Coupon: 7.585
WA Margin: 2.360
LIFE CAP: 17.920
WA Loan Age (months): 11.5
WA Remaining Term (months): 189.1
WA CLTV: 84.52
WA Fico: 708.20
WA Junior Mortgage Ratio (2nd Liens): 21.21
Lien Position in 1: 2.1
Lien Position in 2: 97.9
Single Family Property Type: 65.4
Two Family Property Type: 5.5
Two to Four Family Property Type: 0.0
Condo Property Type: 7.5
PUD Property Type: 16.7
3 Family Property Type: 1.6
4 Family Property Type: 2.8
Manufactured Housing Property Type: 0.5
Occupancy Status: Primary Home: 80.0
Occupancy Status: Investment: 18.3
Occupancy Status: Second Home: 1.7
Loan Documentation: No Income Verification: 69.0
Loan Documentation: No Income No Asset: 0.1
Loan Documentation: Full: 30.4
Loan Documentation: Limitied: 0.5
Loan Purpose: Cash Out Refinance: 56.8
Loan Purpose: Purchase: 34.8
Loan Prupose: Rate/Term Refinance: 8.4

ORIGINATOR	No. of Loans	Total Current Balance	% Current Balance
GREENPOINT MORTGAGE	5,334	268,634,084.59	100.00
Total:	5,334	268,634,084.59	100.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including yield specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document, Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or underlying assets the information contained in the Offering Document.).

Current Balance	No. of Loans	Total Current Balance	% Current Balance
<= 0.01	19	-85,059.94	-0.03
0.00 - 0.00	188	0.00	0.00
0.01 - 5,000.00	83	176,399.26	0.07
5,000.01 - 10,000.00	229	2,101,002.39	0.78
10,000.01 - 15,000.00	430	5,398,995.97	2.01
15,000.01 - 20,000.00	429	7,589,623.65	2.83
20,000.01 - 25,000.00	441	10,003,804.91	3.72
25,000.01 - 30,000.00	468	12,882,739.96	4.80
30,000.01 - 35,000.00	336	10,944,583.63	4.07
35,000.01 - 40,000.00	349	13,108,312.03	4.88
40,000.01 - 45,000.00	295	12,563,548.05	4.68
45,000.01 - 50,000.00	297	14,268,185.77	5.31
50,000.01 - 55,000.00	183	9,636,061.32	3.59
55,000.01 - 60,000.00	187	10,780,898.95	4.01
60,000.01 - 65,000.00	142	8,895,375.09	3.31
65,000.01 - 70,000.00	125	8,477,513.69	3.16
70,000.01 - 75,000.00	116	8,480,265.21	3.16
75,000.01 - 80,000.00	82	6,344,025.51	2.36
80,000.01 - 85,000.00	101	8,375,957.97	3.12
85,000.01 - 90,000.00	70	6,154,058.66	2.29
90,000.01 - 95,000.00	73	6,759,267.61	2.52
95,000.01 - 100,000.00	189	18,592,100.27	6.92
100,000.01 - 500,000.00	502	87,186,424.63	32.46
Total:	5,334	268,634,084.59	100.00
Min. -51,281.25
Max: 500,000.00
Avg.: 50,362.60

Rate	No. of Loans	Total Current Balance	% Current Balance
4.501 - 5.000	5	352,662.22	0.13
5.001 - 5.500	83	7,452,908.26	2.77
5.501 - 6.000	285	23,676,918.39	8.81
6.001 - 6.500	523	40,343,424.25	15.02
6.501 - 7.000	614	40,798,569.35	15.19
7.001 - 7.500	519	30,241,073.84	11.26
7.501 - 8.000	662	30,773,000.79	11.46
8.001 - 8.500	756	31,408,328.99	11.69
8.501 - 9.000	846	32,735,626.87	12.19
9.001 - 9.500	504	15,473,914.43	5.76
9.501 - 10.000	319	9,863,092.10	3.67
10.001 - 10.500	152	3,456,568.23	1.29
10.501 - 11.000	56	1,830,368.42	0.68
11.001 - 11.500	10	227,628.45	0.08
Total:	5,334	268,634,084.59	100.00
Min. 5.000
Max: 11.250
NZWA: 7.585

Original Term	No. of Loans	Total Current Balance	% Current Balance
169 - 192	4,534	222,537,065.79	82.84
289 - 312	799	46,097,018.80	17.16
337 - 360	1	0.00	0.00
Total:	5,334	268,634,084.59	100.00
Min. 180.0
Max.: 360.0
NZWA: 200.6

Stated Remaining Term	No. of Loans	Total Current Balance	% Current Balance
97 - 120	31	1,051,632.53	0.39
145 - 168	1,552	72,764,214.05	27.09
169 - 192	2,951	148,721,219.21	55.36
217 - 240	10	538,152.71	0.20
265 - 288	267	16,085,363.73	5.99
289 - 312	522	29,473,502.36	10.97
337 - 360	1	0.00	0.00
Total:	5,334	268,634,084.59	100.00
Min.: 111.0
Max: 349.0
NZWA: 189.1

LOAN AGE	No. of Loans	Total Current Balance	% Current Balance
1 - 12	4,760	243,531,203.77	90.66
13 - 24	527	23,272,820.26	8.66
25 - 36	6	240,275.32	0.09
61 - 72	41	1,589,785.24	0.59
Total:	5,334	268,634,084.59	100.00
Min.: 9.0
Max: 70.0
NZWA: 11.5

CLTV	No. of Loans	Total Current Balance	% Current Balance
10.01 - 15.00	2	148,987.44	0.06
15.01 - 20.00	4	151,025.02	0.06
20.01 - 25.00	9	1,131,262.44	0.42
25.01 - 30.00	1	97,221.71	0.04
30.01 - 35.00	15	927,228.78	0.35
35.01 - 40.00	15	1,672,115.47	0.62
40.01 - 45.00	18	1,108,372.82	0.41
45.01 - 50.00	20	1,211,418.65	0.45
50.01 - 55.00	35	4,278,170.27	1.59
55.01 - 60.00	61	5,515,079.49	2.05
60.01 - 65.00	76	5,966,420.16	2.22
65.01 - 70.00	129	12,045,624.07	4.48
70.01 - 75.00	187	16,350,644.97	6.09
75.01 - 80.00	425	36,833,219.01	13.71
80.01 - 85.00	281	15,565,205.35	5.79
85.01 - 90.00	2,189	86,034,853.82	32.03
90.01 - 95.00	1,517	61,786,780.88	23.00
95.01 - 100.00	350	17,810,454.24	6.63
Total:	5,334	268,634,084.59	100.00
NZMin.: 12.09
Max: 100.00
WA: 84.52

Lien Position	No. of Loans	Total Current Balance	% Current Balance
1st Lien	48	5,768,440.97	2.15
2nd Lien	5,286	262,865,643.62	97.85
Total:	5,334	268,634,084.59	100.00

Junior HELOC Ratio	No. of Loans	Total Current Balance	% Current Balance
0.01 - 10.00	234	7,575,504.89	2.88
10.01 - 20.00	3,806	154,585,069.87	58.81
20.01 - 30.00	788	58,697,629.39	22.33
30.01 - 40.00	271	23,516,198.44	8.95
40.01 - 50.00	115	11,416,615.25	4.34
50.01 - 60.00	36	3,627,757.09	1.38
60.01 - 70.00	18	1,862,130.03	0.71
70.01 - 80.00	11	1,068,956.60	0.41
80.01 - 90.00	6	365,782.06	0.14
90.01 - 100.00	1	150,000.00	0.06
Total:	5,286	262,865,643.62	100.00
Nzmin.: 2.22
Max.: 93.75
NZWA.: 21.21
***CALCULATED BY DIVIDING CREDIT LIMIT BY (SRBAL plus
CREDIT LIMIT)
***SHOWN ONLY FOR LOANS THAT ARE SECOND LIENS

CREDIT - LIMIT	No. of Loans	Total Current Balance	% Current Balance
0.01 - 50,000.00	3,205	81,725,231.07	30.42
50,000.01 - 100,000.00	1,494	94,801,348.00	35.29
100,000.01 - 150,000.00	265	28,244,048.15	10.51
150,000.01 - 200,000.00	265	37,788,272.28	14.07
200,000.01 - 250,000.00	25	5,049,226.22	1.88
250,000.01 - 300,000.00	58	13,533,099.10	5.04
300,000.01 - 350,000.00	6	1,506,480.93	0.56
350,000.01 - 400,000.00	12	4,247,758.60	1.58
400,000.01 - 450,000.00	1	449,901.37	0.17
450,000.01 - 500,000.00	3	1,288,718.87	0.48
Total:	5,334	268,634,084.59	100.00
Min.: 6,600.00
Max: 500,000.00
Avg.: 59,956.44

UTILIZATION	No. of Loans	Total Current Balance	% Current Balance
<= 0.000	210	-85,058.39	-0.03
0.001 - 10.000	84	318,786.73	0.12
10.001 - 20.000	46	721,578.01	0.27
20.001 - 30.000	56	1,232,859.73	0.46
30.001 - 40.000	57	2,050,808.98	0.76
40.001 - 50.000	71	3,015,576.26	1.12
50.001 - 60.000	82	3,803,668.41	1.42
60.001 - 70.000	114	6,472,171.76	2.41
70.001 - 80.000	129	7,416,831.12	2.76
80.001 - 90.000	230	13,813,609.06	5.14
90.001 - 100.000	4,255	229,873,252.92	85.57
Total:	5,334	268,634,084.59	100.00
AVG.: 84.00
Min.: -34.470
Max.: 100.00

Margin	No. of Loans	Total Current Balance	% Current Balance
<= 0.000	48	4,734,744.73	1.76
0.001 - 0.500	132	10,487,124.62	3.90
0.501 - 1.000	374	31,731,229.04	11.81
1.001 - 1.500	597	42,853,226.46	15.95
1.501 - 2.000	574	36,390,309.34	13.55
2.001 - 2.500	648	33,555,666.00	12.49
2.501 - 3.000	742	30,593,243.37	11.39
3.001 - 3.500	635	27,980,280.25	10.42
3.501 - 4.000	757	27,042,198.10	10.07
4.001 - 4.500	418	12,735,279.69	4.74
4.501 - 5.000	255	6,398,613.71	2.38
5.001 - 5.500	118	3,103,922.01	1.16
5.501 - 6.000	36	1,028,247.27	0.38
Total:	5,334	268,634,084.59	100.00
WA: 2.360
Min.: 0.000
Max.: 6.000

State	No. of Loans	Total Current Balance	% Current Balance
CA	2,336	158,866,165.92	59.14
NY	260	16,138,018.85	6.01
CO	299	11,453,632.10	4.26
WA	277	10,904,352.29	4.06
AZ	341	10,244,870.59	3.81
GA	288	7,994,189.97	2.98
FL	219	7,576,190.73	2.82
OR	151	5,011,598.30	1.87
IL	115	4,597,230.57	1.71
MA	89	4,066,451.49	1.51
NV	108	3,998,822.58	1.49
UT	105	3,887,305.87	1.45
OH	119	3,588,597.66	1.34
MD	64	2,947,690.07	1.10
NC	122	2,778,639.17	1.03
PA	87	2,468,131.21	0.92
VA	56	2,373,453.00	0.88
CT	40	1,812,799.27	0.67
MT	42	1,759,553.28	0.66
ID	55	1,466,403.85	0.55
MI	20	792,696.90	0.30
SC	31	738,733.72	0.27
NM	19	664,437.29	0.25
MO	17	436,288.57	0.16
NH	13	435,460.07	0.16
RI	12	391,771.78	0.15
DC	6	365,207.45	0.14
NJ	8	278,148.34	0.10
DE	5	172,693.01	0.06
NE	6	128,449.11	0.05
Other	24	296,101.58	0.11
Total	5,334	268,634,084.59	100.00

Occupancy Status	No. of Loans	Total Current Balance	% Current Balance
Primary Home	3,581	214,776,243.31	79.95
Investment	1,666	49,257,123.17	18.34
Second Home	87	4,600,718.11	1.71
Total:	5,334	268,634,084.59	100.00

Documentation Type	No. of Loans	Total Current Balance	% Current Balance
No Income Verification	3,287	185,453,672.25	69.04
Full	2,017	81,557,729.01	30.36
Limited	27	1,352,544.16	0.50
No Income/No Asset	2	251,737.14	0.09
Stated	1	18,402.03	0.01
Total:	5,334	268,634,084.59	100.00

Property Type	No. of Loans	Total Current Balance	% Current Balance
Cash Out Refinance	2,311	152,562,876.26	56.79
Purchase	2,413	93,502,318.35	34.81
Rate/Term Refinance	609	22,560,890.27	8.40
Construction Permanent	1	7,999.71	0.00
Total:	5,334	268,634,084.59	100.00

Property Type	No. of Loans	Total Current Balance	% Current Balance
Single Family	3,296	175,591,225.60	65.36
PUD	893	44,978,357.75	16.74
Condo	469	20,168,908.42	7.51
2 Family	332	14,734,807.04	5.49
4 Family	160	7,527,754.61	2.80
3 Family	109	4,229,600.02	1.57
Manufactured Housing	75	1,403,431.15	0.52
Total:	5,334	268,634,084.59	100.00

FICO	No. of Loans	Total Current Balance	% Current Balance
561 - 580	2	96,735.19	0.04
601 - 620	4	185,042.20	0.07
621 - 640	137	6,066,548.70	2.26
641 - 660	414	20,617,544.16	7.67
661 - 680	808	41,608,034.49	15.49
681 - 700	1,024	54,851,486.70	20.42
701 - 720	931	50,612,235.67	18.84
721 - 740	759	38,026,413.84	14.16
741 - 760	567	26,160,456.36	9.74
761 - 780	433	19,576,594.65	7.29
781 - 800	214	9,400,284.58	3.50
801 - 820	41	1,432,708.05	0.53
Total:	5,334	268,634,084.59	100.00
Nzmin.: 566
Max.: 816
NZWA.: 708
Loans with Fico scores less than 300 have been eliminated from the average.

Draw Term	No. of Loans	Total Current Balance	% Current Balance
60	4,531	222,411,808.95	82.79
180	803	46,222,275.64	17.21
Total:	5,334	268,634,084.59	100.00
Min.: 60.000 Max.: 180.000 WA.: 80.648
***Draw Term expressed in Months based on Product Description

REMANING DRAW PERIOD	No. of Loans	Total Current Balance	% Current Balance
<= 0	31	1,051,632.53	0.39
1 - 60	4,500	221,360,176.42	82.40
81 - 110	1	6,126.64	0.00
111 - 120	9	532,026.07	0.20
121 - 180	793	45,684,122.93	17.01
Total:	5,334	268,634,084.59	100.00
Min.: 0.0
Max.: 169.0
NZWA: 68.5
**CALCULATED AS FOLLOWS (ORIGINATION DATE PLUS DRAW
TERM) minus Cutoff Date